Exhibit 99.1

Investor Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

Press Contact:	Caroline Japic
Polycom, Inc.
408-474-2265
caroline.japic@polycom.com

POLYCOM REPORTS THIRD QUARTER 2008 EARNINGS

Revenue Growth of 15 Percent Year-over-Year to a Record $275.8 Million;

Operating Cash Flow of $40.4 Million

PLEASANTON, Calif. – Oct. 15, 2008 – Polycom, Inc. (NASDAQ: PLCM), the global leader in telepresence, video and voice communications solutions, today reported its earnings for the third quarter ended Sept. 30, 2008.

Third quarter 2008 consolidated net revenues were $275.8 million, compared to $240.0 million for the third quarter of 2007. Non-GAAP net income for the third quarter of 2008 was $31.7 million, or 37 cents per diluted share. This compares to Non-GAAP net income of $32.8 million, or 35 cents per diluted share, for the third quarter of 2007. GAAP net income for the third quarter of 2008 was $17.9 million, or 21 cents per diluted share, compared to $19.8 million, or 21 cents per diluted share, for the same period last year.

For the nine months ended Sept. 30, 2008, net revenues were $806.3 million, compared to $666.6 million for the first nine months of 2007. Non-GAAP net income for the period was $95.2 million, or $1.08 per diluted share, compared to $90.3 million, or 95 cents per diluted share, for the first nine months of 2007. GAAP net income for the nine months ended Sept. 30, 2008 was $50.0 million, or 57 cents per diluted share, compared to GAAP net income of $40.1 million, or 42 cents per diluted share, for the same period last year.

The reconciliation between GAAP net income and Non-GAAP net income is provided in the tables at the end of this release.

On a product line basis, consolidated net revenues for the third quarter of 2008 were comprised of:

•	65 percent video solutions, or $178.1 million (52 percent video communications, or $144.2 million, and 12 percent network systems, or $33.9 million); and

•	35 percent voice communications, or $97.7 million.

This compares to the third quarter of 2007, in which consolidated net revenues were comprised of:

•	61 percent video solutions, or $146.4 million (47 percent video communications, or $113.7 million, and 14 percent network systems, or $32.6 million); and

•	39 percent voice communications, or $93.7 million.

“Polycom collaboration solutions are delivering rapid ROI for our customers,” said Robert Hagerty, Polycom’s chairman and CEO. “Everyday, our customers identify new ways in which to deploy our solutions that streamline their business processes, significantly reducing travel costs while at the same time increasing productivity. Also, during the third quarter, we noted that business trends exhibited particular strength in Asia, Latin America, and US Federal sales.”

“From a product perspective, our network systems business returned to growth, both sequentially and year-over-year. The launch of our new RMX 1000™ HD Videoconferencing Media Server contributed to the growth in this product area. This innovative HD solution is optimized for small and medium enterprises, complementing our fast-growing RMX 2000™ product line. Extending Polycom’s customer solution further, we also announced our new Converged Management Application (CMA™), an enterprise-wide visual communication solution that seamlessly integrates video network management and desktop video into a customer’s unified collaboration environment. Polycom’s CMA product will begin shipping this month, which we expect to further drive our network systems adoption in Q4,” Hagerty concluded.

“We generated 2 percent sequential revenue growth in Q3 with record revenues of $275.8 million,” said Michael Kourey, Polycom’s senior vice president, finance and administration, and CFO. “In the third quarter, Polycom delivered a 170 basis point sequential improvement in gross margins while reducing inventories by $2.2 million from Q2 levels. Driven by these operating results, Polycom generated $40.4 million in positive operating cash flow—yielding a quarter-ending cash and investments balance of $287.4 million and no debt.”

About Polycom

Polycom, Inc. (Nasdaq: PLCM) is the global leader in telepresence, video, and voice solutions and a visionary in communications that empower people to connect and collaborate everywhere. Please visit www.polycom.com for more information.

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, future demand for our products, and the future performance of the Company, including statements regarding the future results that Polycom solutions deliver for customers, the drivers for improvements in our margins and the impact of new product launches on future results. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, risks associated with general economic conditions, including current negative macroeconomic indicators in the United States and globally, increasing costs and differing uses of capital, changes in key personnel, and the impact of global conflicts such as those in the Middle East that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since Oct. 8, 2008, Polycom will hold a conference call today, Oct. 15, 2008, at 5:00 p.m. EDT/2:00 p.m. PT to discuss its third quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference call. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800.909.4804; and for callers outside of the US and Canada, by calling 212.231.2901, with the passcode being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800.633.8284; and for callers outside of the US and Canada, at 402.977.9140. The access number for the replay is 21395974. A replay of the call will also be maintained on our website for twelve months at www.polycom.com under Investor Relations – Earnings Calls-Archives.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

Polycom and the Polycom logo are registered trademarks and CMA, RMX 1000, and RMX 2000 are trademarks of Polycom in the U.S. and various countries. ©2008, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Impact to cost of sales from purchase accounting adjustments to inventory, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, and Income tax effect of the preceding adjustments

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Revenues:
Product revenues	$235,397	$206,979	$691,693	$578,353
Service revenues	40,379	33,068	114,584	88,264

Total revenues	275,776	240,047	806,277	666,617

Cost of revenues:
Cost of product revenues	91,085	80,130	270,536	217,791
Cost of service revenues	18,653	15,507	54,770	41,950

Total cost of revenues	109,738	95,637	325,306	259,741

Gross profit	166,038	144,410	480,971	406,876

Operating expenses:
Sales and marketing	78,614	58,097	221,813	165,273
Research and development	31,756	32,643	97,394	93,905
General and administrative	13,399	12,477	38,819	37,172

Total operating expenses	123,769	103,217	358,026	296,350

Operating income	42,269	41,193	122,945	110,526
Interest income, net	1,569	4,197	6,758	14,787
Other income (expense), net	(2,258)	185	(2,265)	(349)

Income before provision for income taxes	41,580	45,575	127,438	124,964
Provision for income taxes	9,833	12,761	32,242	34,624

Non-GAAP net income	$31,747	$32,814	$95,196	$90,340

Basic net income per share	$0.38	$0.36	$1.10	$0.99

Diluted net income per share	$0.37	$0.35	$1.08	$0.95

Weighted average shares outstanding for basic net income per share	84,278	91,148	86,387	91,224

Weighted average shares outstanding for diluted net income per share	86,194	94,561	88,215	95,014

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Revenues:
Product revenues	$235,397	$206,979	$691,693	$578,353
Service revenues	40,379	33,068	114,584	88,264

Total revenues	275,776	240,047	806,277	666,617

Cost of revenues:
Cost of product revenues	95,249	84,465	283,383	230,374
Cost of service revenues	19,509	16,457	57,527	44,383

Total cost of revenues	114,758	100,922	340,910	274,757

Gross profit	161,018	139,125	465,367	391,860

Operating expenses:
Sales and marketing	81,562	61,510	231,465	174,437
Research and development	34,456	36,006	105,891	102,939
General and administrative	16,101	15,663	46,023	44,881
Acquisition-related costs	—	423	162	3,140
Purchased in-process research and development	—	—	—	9,400
Amortization of purchased intangibles	1,775	2,416	5,412	6,223
Restructuring costs	4,382	—	8,836	213
Litigation reserves and payments	—	—	7,401	—

Total operating expenses	138,276	116,018	405,190	341,233

Operating income	22,742	23,107	60,177	50,627
Interest income, net	1,569	4,197	6,758	14,787
Loss on strategic investments	—	—	—	(7,400)
Other income (expense), net	(2,258)	185	(2,265)	(349)

Income before provision for income taxes	22,053	27,489	64,670	57,665
Provision for income taxes	4,111	7,697	14,680	17,585

Net income	$17,942	$19,792	$49,990	$40,080

Basic net income per share	$0.21	$0.22	$0.58	$0.44

Diluted net income per share	$0.21	$0.21	$0.57	$0.42

Weighted average shares outstanding for basic net income per share	84,278	91,148	86,387	91,224

Weighted average shares outstanding for diluted net income per share	86,194	94,561	88,215	95,014

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30, 2008			Nine Months Ended September 30, 2008
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$235,397	$—	$235,397	$691,693	$—	$691,693
Service revenues	40,379	—	40,379	114,584	—	114,584

Total revenues	275,776	—	275,776	806,277	—	806,277

Cost of revenues:
Cost of product revenues	95,249	4,164 (a)	91,085	283,383	12,847 (c)	270,536
Cost of service revenues	19,509	856 (b)	18,653	57,527	2,757 (b)	54,770

Total cost of revenues	114,758	5,020	109,738	340,910	15,604	325,306

Gross profit	161,018	(5,020)	166,038	465,367	(15,604)	480,971

Operating expenses:
Sales and marketing	81,562	2,948 (b)	78,614	231,465	9,652 (b)	221,813
Research and development	34,456	2,700 (b)	31,756	105,891	8,497 (b)	97,394
General and administrative	16,101	2,702 (b)	13,399	46,023	7,204 (b)	38,819
Acquisition-related costs	—	—	—	162	162	—
Amortization of purchased intangibles	1,775	1,775	—	5,412	5,412	—
Restructuring costs	4,382	4,382	—	8,836	8,836	—
Litigation reserves and payments	—	—	—	7,401	7,401	—

Total operating expenses	138,276	14,507	123,769	405,190	47,164	358,026

Operating income	22,742	(19,527)	42,269	60,177	(62,768)	122,945
Interest income, net	1,569	—	1,569	6,758	—	6,758
Gain (loss) on strategic investments	—	—	—	—	—	—
Other expense, net	(2,258)	—	(2,258)	(2,265)	—	(2,265)

Income before provision for income taxes	22,053	(19,527)	41,580	64,670	(62,768)	127,438
Provision for income taxes	4,111	(5,722)	9,833	14,680	(17,562)	32,242

Net income	$17,942	$(13,805)	$31,747	$49,990	$(45,206)	$95,196

Basic net income per share	$0.21	$(0.17)	$0.38	$0.58	$(0.52)	$1.10

Diluted net income per share	$0.21	$(0.16)	$0.37	$0.57	$(0.51)	$1.08

Weighted average shares outstanding for basic net income per share	84,278		84,278	86,387		86,387

Weighted average shares outstanding for diluted net income per share	86,194		86,194	88,215		88,215

(a)	Excluded amount includes $3,419 related to the amortization of purchased intangibles for core and existing technologies, $652 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $93 related to the effect of stock-based compensation on warranty expense rates.

(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.

(c)	Excluded amount includes $10,360 related to the amortization of purchased intangibles for core and existing technologies, $2,102 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $385 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30, 2007			Nine Months Ended September 30, 2007
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$206,979	$—	$206,979	$578,353	$—	$578,353
Service revenues	33,068	—	33,068	88,264	—	88,264

Total revenues	240,047	—	240,047	666,617	—	666,617

Cost of revenues:
Cost of product revenues	84,465	4,335 (a)	80,130	230,374	12,583 (c)	217,791
Cost of service revenues	16,457	950 (b)	15,507	44,383	2,433 (b)	41,950

Total cost of revenues	100,922	5,285	95,637	274,757	15,016	259,741

Gross profit	139,125	(5,285)	144,410	391,860	(15,016)	406,876

Operating expenses:
Sales and marketing	61,510	3,413 (b)	58,097	174,437	9,164 (b)	165,273
Research and development	36,006	3,363 (b)	32,643	102,939	9,034 (b)	93,905
General and administrative	15,663	3,186 (b)	12,477	44,881	7,709 (b)	37,172
Acquisition-related costs	423	423	—	3,140	3,140	—
Purchased in-process research and development	—	—	—	9,400	9,400	—
Amortization of purchased intangibles	2,416	2,416	—	6,223	6,223	—
Restructuring costs	—	—	—	213	213	—

Total operating expenses	116,018	12,801	103,217	341,233	44,883	296,350

Operating income	23,107	(18,086)	41,193	50,627	(59,899)	110,526
Interest income, net	4,197	—	4,197	14,787	—	14,787
Loss on strategic investments	—	—	—	(7,400)	(7,400)	—
Other income (expense), net	185	—	185	(349)	—	(349)

Income before provision for income taxes	27,489	(18,086)	45,575	57,665	(67,299)	124,964
Provision for income taxes	7,697	(5,064)	12,761	17,585	(17,039)	34,624

Net income	$19,792	$(13,022)	$32,814	$40,080	$(50,260)	$90,340

Basic net income per share	$0.22	$(0.14)	$0.36	$0.44	$(0.55)	$0.99

Diluted net income per share	$0.21	$(0.14)	$0.35	$0.42	$(0.53)	$0.95

Weighted average shares outstanding for basic net income per share	91,148		91,148	91,224		91,224

Weighted average shares outstanding for diluted net income per share	94,561		94,561	95,014		95,014

(a)	Excluded amount includes $3,349 related to the amortization of purchased intangibles for core and existing technologies, $725 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $261 related to the effect of stock-based compensation on warranty expense rates.

(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.

(c)	Excluded amount includes $7,518 related to the amortization of purchased intangibles for core and existing technologies, $1,941 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period, $661 related to the effect of stock-based compensation on warranty expense rates and $2,464 related to purchase accounting adjustments made to inventory.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2008	December 31, 2007
ASSETS
Current assets
Cash and cash equivalents	$159,517	$279,560
Investments	121,710	62,663
Trade receivables, net	133,342	138,133
Inventories	92,138	71,106
Deferred taxes	29,375	43,295
Prepaid expenses and other current assets	33,504	23,104

Total current assets	569,586	617,861
Property and equipment, net	73,099	57,610
Long-term investments	6,219	32,340
Goodwill	500,097	504,955
Purchased intangibles, net	70,505	86,423
Deferred taxes	18,240	8,062
Other assets	17,576	14,687

Total assets	$1,255,322	$1,321,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$66,867	$75,802
Accrued payroll and related liabilities	29,166	29,518
Taxes payable	170	3,790
Deferred revenue	69,290	59,130
Other accrued liabilities	58,488	48,814

Total current liabilities	223,981	217,054
Non-current liabilities
Deferred revenue	40,359	27,853
Taxes payable	32,400	34,899
Deferred taxes	2,744	4,709
Other long-term liabilities	14,543	13,429

Total liabilities	314,027	297,944
Stockholders’ equity	941,295	1,023,994

Total liabilities and stockholders’ equity	$1,255,322	$1,321,938

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2008	September 30, 2007
Cash flows from operating activities:
Net income	$49,990	$40,080
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,620	18,205
Amortization of purchased intangibles	15,779	13,726
Provision for doubtful accounts	570	(33)
Provision for excess and obsolete inventories	2,510	50
Non-cash stock based compensation	30,212	30,281
Excess tax benefits from stock-based compensation	(4,487)	(14,190)
Loss on strategic investments	—	7,400
Purchase of in-process research and development	—	9,400
Write down of investments other than temporarily impaired	921	—
Loss on disposals of property and equipment	102	56
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	4,395	(24,051)
Inventories	(23,542)	(2,264)
Deferred taxes	1,447	4,394
Prepaid expenses and other assets	(9,131)	(3,029)
Accounts payable	(8,935)	(1,551)
Taxes payable	(1,278)	6,566
Other accrued liabilities	36,995	8,704

Net cash provided by operating activities	116,168	93,744

Cash flows from investing activities:
Purchase of property and equipment	(35,287)	(23,131)
Purchases of investments	(313,695)	(286,492)
Proceeds from sale and maturity of investments	278,888	421,624
Net cash paid in purchase acquisitions	—	(275,619)

Net cash used in investing activities	(70,094)	(163,618)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	51,854	63,152
Repurchase of common stock	(222,458)	(75,849)
Excess tax benefits from stock-based compensation	4,487	14,190

Net cash provided by (used in) financing activities	(166,117)	1,493

Net decrease in cash and cash equivalents	(120,043)	(68,381)
Cash and cash equivalents, beginning of period	279,560	316,368

Cash and cash equivalents, end of period	$159,517	$247,987